SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Global Equity Fund

Effective January 1, 2016, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Brendan O'Neill, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Sebastian P. Werner, PhD, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

November 17, 2015
PROSTKR-535